MIDAS FUND
MIDAS MAGIC

11 Hanover Square
New York, NY 10005
1-800-400-MIDAS (6432)

Supplement No. 1 to the Statement of Additional Information Dated April 29, 2016

August 9, 2016
This supplement dated August 9, 2016 and the Prospectus and Statement of Additional Information dated April 29, 2016 provide the information a prospective investor ought to know before investing and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling 1-800-400-MIDAS (6432).
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Changes to Borrowing

Effective July 28, 2016, Midas Series Trust (the "Fund") terminated its Committed Facility Agreement and Lending Agreement with BNP Paribas Prime Brokerage, Inc. ("BNP") and entered into a Liquidity Agreement ("LA") with State Street Bank and Trust Company in lieu thereof.  Accordingly, all references in the Statement of Additional Information ("SAI") to BNP as the Fund's securities lending counterparty and a provider of credit facilities have been deleted and the following replaces in its entirety the section entitled "The Funds' Investment Programs – Borrowing" on page 9 of the SAI:

Midas Fund and Midas Magic may borrow money to the extent permitted under the Investment Company Act of 1940, as amended ("1940 Act"), which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. Each Fund may incur overdrafts at its custodian bank from time to time for any purpose, including, without limitation, in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, a Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.  The Trust, with the approval of the Trust's Board of Trustees ("Board of Trustees" or "Board"), has entered into a Liquidity Agreement ("LA") with State Street Bank and Trust Company, the custodian of the Funds' securities and the Funds' securities lending agent ("SSB" or the "Custodian"). The LA allows Midas Fund and Midas Magic to draw up to $8 million and $4 million (maximum liquidity commitment), respectively, and includes a securities lending authorization by the Funds to SSB to engage in agency securities lending activity. Each Fund is charged interest on the drawn amount at the rate of one-month LIBOR plus 1.20% per annum. A non-usage fee with respect to each Fund is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum.
Generally, under the LA each Fund pledges its assets as collateral to secure obligations and makes these assets available for securities lending and repurchase transactions initiated by SSB, although each Fund retains the risks and rewards of the ownership of such assets. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.  There are risks to a Fund of delay in recovery of, and failure to recover, the assets pledged should SSB fail financially or otherwise violate the terms of the LA.  To the extent that SSB engages in securities lending and/or repurchase transactions using a Fund's assets, the Fund may be subject to the risks set forth herein under "The Funds' Investment Programs – Securities Lending" and "The Funds' Investment Programs – Repurchase Agreements."

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For more information about Midas Series Trust, please review the Prospectus located at www.midasfunds.com or call 1-800-400-MIDAS (6432) for a copy of the Prospectus.
Please keep this Supplement with your records.